SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 18, 1997


                              HMN FINANCIAL, INC.
             (Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (507) 346-7345


                               N/A
 ------------------------------------------------------------------
    (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On July 18, 1997 the Registrant issued the press release attached as
     Exhibit 99 announcing its second quarter earnings.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated July 18, 1997.

                               2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.



Date: July 18, 1997           By:   /s/ Roger P. Weise
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer

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